EXHIBIT A
                              (AS OF JULY 2, 2015)

                           INDEX SERIES OF THE TRUST


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INDEX SERIES                                                                                  EFFECTIVE DATE
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
First Trust STOXX European Select Dividend Index Fund                                           10/12/2010
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First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                           10/12/2010
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First Trust Dow Jones Global Select Dividend Index Fund                                         10/12/2010
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First Trust ISE Global Wind Energy Index Fund                                                   10/12/2010
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First Trust ISE Global Engineering and Construction Index Fund                                  10/12/2010
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First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund                              10/12/2010
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First Trust ISE Global Copper Index Fund                                                        10/12/2010
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First Trust ISE Global Platinum Index Fund                                                      10/12/2010
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First Trust BICK Index Fund                                                                     10/12/2010
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First Trust NASDAQ CEA Smartphone Index Fund                                                    02/15/2011
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First Trust NASDAQ Global Auto Index Fund                                                       05/06/2011
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First Trust ISE Cloud Computing Index Fund                                                      07/05/2011
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First Trust International IPO ETF                                                               10/10/2014
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First Trust NASDAQ CEA Cybersecurity ETF                                                        07/02/2015
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